                                                               Exhibit 10.21
                                                               -------------




============================================================================

                              CREDIT AGREEMENT
                              ----------------

                        DATED AS OF AUGUST 27, 2001

============================================================================

                           EDJ LEASING CO., L.P.
                                    and
                              SOUTHTRUST BANK

============================================================================

                             TABLE OF CONTENTS

ARTICLE                                                                 PAGE
-------                                                                 ----

ARTICLE I                                                                  1

     1.   DEFINITIONS                                                      1
          1.1  Defined Terms                                               1
               -------------
          1.2  Accounting Terms                                           13
               ----------------
          1.3  Construction of Terms                                      13
               ---------------------
          1.4  Computation of Time Periods                                13
               ---------------------------

ARTICLE II                                                                14
     2.   THE LOAN                                                        14
          2.1  General Terms                                              14
               -------------
          2.2  Disbursement of the Loan                                   14
               ------------------------
          2.3  The Note                                                   14
               --------
          2.4  Interest Rate                                              14
               -------------
          2.5  Payments of Principal and Interest                         15
               ----------------------------------
          2.6  Use of Proceeds of Loan                                    15
               -----------------------

ARTICLE III                                                               15
     3.   PAYMENTS, ADDITIONAL COSTS, ETC.                                15
          3.1  Payment to Bank                                            15
               ---------------
          3.2  Late Payments                                              16
               -------------
          3.3  Prepayment                                                 16
               ----------
          3.4  Default Rate                                               16
               ------------
          3.5  No Setoff or Deduction                                     16
               ----------------------
          3.6  Payment on Non-Business Day; Payment Computations          17
               -------------------------------------------------
          3.7  Indemnification                                            17
               ---------------
          3.8  360-Day Year                                               17
               ------------
          3.9  No Requirement to Actually Obtain Funds                    17
               ---------------------------------------
          3.10 Usury Limitation                                           17
               ----------------

ARTICLE IV                                                                18
     4.   CONDITIONS PRECEDENT                                            18
          4.1  Documents Required for the Closing                         18
               ----------------------------------
          4.2  Certain Events Required for Closing and for all Advances   19
               --------------------------------------------------------
          4.3  Legal Matters                                              20
               -------------
          4.4  Election to Make Advances Prior to
               ----------------------------------
               Satisfaction of Conditions Precedent                       20
               ------------------------------------

ARTICLE V                                                                 20
     5.   COLLATERAL SECURITY                                             20
          5.1  Grant of Lien and Security Interest                        20
               -----------------------------------
          5.2  Maintenance of Lien                                        20
               -------------------

ARTICLE VI                                                                21
     6.   REPRESENTATIONS AND WARRANTIES                                  21
          6.1  Borrower's Existence                                       21
               --------------------
          6.2  Borrower's Authority                                       21
               --------------------
          6.3  Borrower's General Partner                                 21
               --------------------------
          6.4  Borrower's Name                                            22
               ---------------
          6.5  Consents or Approvals                                      22
               ---------------------
          6.6  Violations or Actions Pending                              22
               -----------------------------
          6.7  Existing Indebtedness                                      22
               ---------------------
          6.8  Tax Returns                                                22
               -----------
          6.9  Financial Statements                                       22
               --------------------
          6.10 Good and Marketable Title                                  23
               -------------------------
          6.11 Solvency                                                   23
               --------
          6.12 Priority of Liens                                          23
               -----------------
          6.13 Accuracy of Documents                                      23
               ---------------------
          6.14 Environmental Matters                                      23
               ---------------------
          6.15 EDJ Lease                                                  23
               ---------
          6.16 Continuing Effectiveness                                   23
               ------------------------

ARTICLE VII                                                               23
     7.   BORROWER'S COVENANTS                                            23
          7.1  Affirmative Covenants                                      24
               ---------------------
          7.2  Negative Covenants                                         26
               ------------------
          7.3  Financial Covenants                                        26
               -------------------
          7.4  Insurance Covenants                                        27
               -------------------
          7.5  EDJ Lease Covenants                                        27
               -------------------
          7.6  Borrower's General Covenants and Agreements
               -------------------------------------------
               Pertaining to the Collateral                               27
               ----------------------------
          7.7  Visitation                                                 28
               ----------
          7.8  Filing Fees and Taxes                                      28
               ---------------------
          7.9  Further Assurances                                         28
               ------------------

ARTICLE VIII                                                              29
     8.   DEFAULT                                                         29
          8.1  Events of Default                                          29
               -----------------
          8.2  No Advances After Default                                  30
               -------------------------
          8.3  Acceleration                                               30
               ------------
          8.4  General Remedies                                           31
               ----------------
          8.5  Bank's Additional Rights and Remedies                      31
               -------------------------------------
          8.6  Right of Set-Off                                           31
               ----------------
          8.7  No Limitation on Rights and Remedies                       32
               ------------------------------------
          8.8  Application of Proceeds                                    32
               -----------------------
          8.9  Attorney-in-Fact                                           32
               ----------------

ARTICLE IX                                                                33
     9.   MISCELLANEOUS                                                   33

          9.1  Termination of Bank's Lien                                 33
               --------------------------
          9.2  Construction                                               33
               ------------
          9.3  Further Assurance                                          33
               -----------------
          9.4  Indemnity                                                  33
               ---------
          9.5  Bank's Consent                                             34
               --------------
          9.6  Enforcement and Waiver by Bank                             34
               ------------------------------
          9.7  No Representation, Assumption, or Duty                     34
               --------------------------------------
          9.8  Expenses of Bank                                           35
               ----------------
          9.9  Attorneys' Fees                                            35
               ---------------
          9.10 Exclusiveness                                              35
               -------------
          9.11 Waiver and Release by Borrower                             35
               ------------------------------
          9.12 Limitation on Waiver of Notice, Etc.                       35
               ------------------------------------
          9.13 Additional Costs                                           35
               ----------------
          9.14 Illegality and Impossibility                               36
               ----------------------------
          9.15 Participation                                              36
               -------------
          9.16 Binding Effect, Assignment                                 37
               --------------------------
          9.17 Entire Agreement, Amendments                               37
               ----------------------------
          9.18 Severability                                               37
               ------------
          9.19 Headings                                                   37
               --------
          9.20 Counterparts                                               37
               ------------
          9.21 Seal                                                       37
               ----

ARTICLE X                                                                 37
     10.   SUBMISSION TO JURISDICTION, GOVERNING LAW AND NOTICES           37
          10.1 Notices                                                    37
               -------
          10.2 Governing Law                                              38
               -------------
          10.3 SUBMISSION TO JURISDICTION;
               ---------------------------
               WAIVER OF JURY TRIAL, ETC.                                 39
               --------------------------

SCHEDULE 6.4   LIST OF NAMES USED BY BORROWER IN LAST SIX YEARS

SCHEDULE 7.6   BORROWER'S PRINCIPAL PLACE OF BUSINESS/
               LOCATION OF RECORDS

                              CREDIT AGREEMENT
                              ----------------

     THIS CREDIT AGREEMENT (this "Agreement"), dated as of August 27, 2001,
                                                                  --
is made by and between EDJ LEASING CO., L.P., a Missouri limited partnership (the "Borrower"), and SOUTHTRUST BANK, an Alabama banking corporation (the "Bank"). As used herein, capitalized words and phrases shall have the meanings ascribed thereto in Article I of this Agreement.

                            W I T N E S S E T H:
                            - - - - - - - - - -

     WHEREAS, Borrower has requested that Bank extend credit to Borrower and Bank is willing to do so on the condition that, among other things, Borrower enters into this Agreement, and Bank has agreed to extend a certain line of credit loan of up to Twenty-Five Million and 00/100 Dollars
($25,000,000.00).

     NOW THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, the parties hereto agree as follows:

                                 ARTICLE I.

1.   DEFINITIONS.

     1.1  Defined Terms. As used herein:
          -------------

          "Advance" means each loan of money or credit made or extended to
           -------
or for the benefit of Borrower by Bank pursuant to this Agreement.

          "Advancement Termination Date" means the earlier of (i) the date
           ----------------------------
eighteen (18) months from the date of this Agreement (viz., February __, 2003), (ii) the date on which the aggregate Advances equal the Loan Amount, or (iii) the date of the occurrence of an Event of Default.

          "Affiliate" means, as to any Person, each other Person that
           ---------
directly or indirectly through one or more intermediaries, controls, or is controlled by, or under common control with, such Person.

          "Agreement" means this Credit Agreement, as amended or
           ---------
supplemented from time to time.

          "Amortization Expense" means the amortization expense of Borrower
           --------------------
for the applicable period (to the extent included in the computation of Net Income), according to Generally Accepted Accounting Principles.

          "Applicable Margin" means one and three-quarters percent (1.75%).
           -----------------

          "Bank" means SouthTrust Bank, an Alabama banking corporation.
           ----

          "Bankruptcy Law" means Title 11, U.S. Code, or any similar Laws of
           --------------
any Jurisdiction for the relief of debtors, and "Bankruptcy" means the
                                                 ----------
commencement of any case or other action for relief under Bankruptcy Law.

          "Base Rate" means the rate of interest periodically designated by
           ---------
Bank as its Base Rate. The Base Rate is not necessarily the lowest interest
                       ----------------------------------------------------
rate charged by Bank.
--------------------

          "Borrower" means EDJ Leasing Co., L.P., a Missouri limited
           --------
partnership.

          "Borrower Parties" means, collectively, Borrower, Guarantor, and
           ----------------
any other Person that hereafter becomes a party to this Agreement and/or any other Loan Document, and which Person is responsible in whole or in part for any of the Obligations; and "Borrower Party" means any one of the Borrower
                             --------------
Parties, singularly.

          "Borrower's Representatives" means, collectively, the president,
           --------------------------
chief executive officer, chief financial officer, and controller of Borrower, and any other person designated by Borrower as Borrower's Representatives under this Agreement, and "Borrower's Representative" means
                                           -------------------------
any one of the Borrower's Representatives, singularly.

          "Borrower's Closing Affidavit" means an affidavit in form and
           ----------------------------
substance acceptable to Bank, and signed by a duly authorized representative of Borrower.

          "Borrower's Interest" means all the right, title and interest of
           -------------------
Borrower of whatever kind, nature and description, whether now existing or hereafter arising.

          "Business Day" means any day of the year, other than Saturday or
           ------------
Sunday, on which dealings in United States Dollars are carried on in the London interbank market and banks open for business in Birmingham, Alabama are not required or authorized to close.

          "Closing" means the time and place of actual execution and
           -------
delivery of this Agreement, the Note, and except as waived by Bank, the other documents, instruments, and things required by Section 4.1 hereof.

          "Collateral" means the following:
           ----------

          (A) All of Borrower's Interest in and to the EDJ Lease, including without limitation the right to receive and collect the Rents, and any and all other amounts payable with respect to the Leased Equipment (including any purchase price payable by EDJ with respect thereto) and all proceeds, products, rents, royalties, issues and profits thereof;

          (B)  All Records pertaining to any of the Collateral; and

          (C) any and all other assets of Borrower of any kind, nature, or description and which are intended to serve as collateral for the Loan under any one or more of the Security Documents.

          "Default" means the occurrence of an event described in Section
           -------
8.1 hereof regardless of whether there shall have occurred any passage of time or giving of notice that would be necessary in order to constitute such event as an Event of Default.

          "Default Costs" means all Indemnified Losses incurred by Bank by
           -------------
reason of a Default.

          "Default Rate" means a variable per annum rate of interest equal
           ------------
to the lesser of (1) five percent (5%) in excess of any Interest Rate otherwise payable hereunder, or (2) the maximum rate allowed by applicable Laws.

          "Depreciation Expense" means the depreciation expense of Borrower
           --------------------
for the applicable period (to the extent included in the computation of Net Income), according to Generally Accepted Accounting Principles.

          "EDJ" means Edward D. Jones & Co., L.P., a Missouri limited
           ---
partnership.

          "EDJ Lease" means that certain Master Lease dated _______________,
           ---------
2001, between Borrower, as lessor, and EDJ, as lessee, providing for the leasing of certain equipment by Borrower to EDJ.

          "Environmental Laws" means all Laws of any Jurisdiction relating
           ------------------
to the governance or protection of the environment, including without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA"), as amended (42 U.S.C. Sections 9601, et
                                                                       --
seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C.
---
Sections 1801, et seq.), the Resource Conservation and Recovery Act ("RCRA"),
               ------
as amended (42 U.S.C. Sections 6901, et seq.), the Clean Water Act, as
                                     ------
amended (42 U.S.C. Sections 7401, et seq.), the Toxic Substances Control Act,
                                  ------
as amended (15 U.S.C. Sections 2601, et seq.).
                                     ------

          "Equity Interests" means any and all ownership or other equitable
           ----------------
interests in the applicable Person, including any interest represented by any capital stock, membership interest, partnership interest, or similar interest, but specifically excluding any interest of any Person solely as a creditor of the applicable Person.

          "Equity Owner" means any Person owning an Equity Interest.
           ------------

          "Equity Owners' Equity" means, as of an applicable time, the sum
           ---------------------
of the following accounts set forth in a balance sheet of Borrower and prepared in accordance with Generally Accepted Accounting Principles consistently applied:

          (A)  The par or stated value of all outstanding Equity Interests;

          (B)  Capital surplus; and

          (C)  Retained earnings.

          "Estoppel Certificate" means an estoppel certificate in form
           --------------------
satisfactory to Bank and executed by Borrower's and EDJ's respective presidents or principal financial officers, certifying that to his or her knowledge, each of Borrower and EDJ have observed and performed each and every undertaking contained in the EDJ Lease and is not at the time in default in the observance or performance of any of the terms and conditions thereof, or if there shall be such a default, specifying all such defaults and events of which he or she may have knowledge.

          "Event of Default" means the occurrence of an event described in
           ----------------
Section 8.1 hereof provided that there shall have occurred any passage of time or giving of notice that would be necessary in order to constitute such event as an Event of Default under Section 8.1

          "Existing Indebtedness" means Indebtedness of Borrower as
           ---------------------
reflected on the Financial Statements as of the date of this Agreement.

          "Extraordinary Receipt" means any cash received by or paid to or
           ---------------------
for the account of any Person not in the Ordinary Course of Business, including, without limitation, tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof) and indemnity payments.

          "Financial Statements" means the most recent balance sheet and
           --------------------
income statement of Borrower delivered to Bank.

          "Financing Statements" means the UCC-1 financing statements
           --------------------
(including any amendments and continuations) and UCC-3 financing statements required hereunder or under any other Security Document.

          "Fiscal Year" means a twelve-month period of time commencing on
           -----------
the first day of January.

          "Fiscal Year-End" means the end of each Fiscal Year.
           ---------------

          "Fixed Charge Coverage" means (A) in the case of any entity other
           ---------------------
than a Non-Taxable Entity, the quotient which is obtained by dividing (i) the sum of the Net Income of Borrower (after provision for federal and state taxes) for the 12-month period preceding the applicable date plus the interest, lease and rental expenses of Borrower for the same period plus the sum of non-cash expenses or allowances for such period (including, without limitation, amortization or write-down of intangible assets, depreciation, and depletion) by (ii) the sum of the current portion of the long-term debt of Borrower as of the applicable date plus the interest, lease and rental expenses for the 12-month period preceding the applicable date; and (B) in the case of a Non-Taxable Entity, the quotient which is obtained by dividing
(i) the sum of (x) the Net Income of Borrower for the 12-month period preceding the applicable date, less (y) distributions made to the Equity Owners as equity owners for the payment of taxes during such 12-month period, plus (ii) the interest, lease and rental expenses of Borrower for the same period plus the sum of non-cash expenses or allowances for such period (including, without limitation, amortization or write-down of intangible assets, depreciation, and depletion) by (ii) the sum of the current portion of the long-term debt of Borrower as of the applicable date plus the interest, lease and rental expenses for the 12-month period preceding the applicable date;

provided, however, that (a) for the Quarter ending September 30, 2001, the Fixed Charge Coverage Requirement shall not be applicable; and (b) for the Quarter-End (i) December 31, 2001, the foregoing computation shall be made by annualizing the net income and interest, lease and rental expenses for such Quarter (viz., the amount for the Quarter-End December 31, 2001 multiplied by 4); (ii) March 31, 2002, the foregoing computation shall be made by annualizing the net income and interest, lease and rental expenses for such Quarter and the immediately preceding Quarter (viz., the amount for the period October 1, 2001 through March 31, 2002 multiplied by 2); and
(iii) June 30, 2002, the foregoing computation shall be made by annualizing the net income and interest, lease and rental expenses for such Quarter and the immediately preceding two Quarters (viz., the amount for the period October 1, 2001 through June 30, 2002 multiplied by 1.333).

          "Generally Accepted Accounting Principles" means generally
           ----------------------------------------
accepted principles of accounting in effect from time to time in the United States applied in a manner consistent with those used in preparing such financial statements as have theretofore been furnished to Bank by the applicable Person.

          "Governing Body" means the board of directors of a Person (or any
           --------------
Person or group of Persons exercising similar authority).

          "Governmental Approvals" means all authorizations, consents,
           ----------------------
approvals, licenses and exemptions of, registrations and filings with, and reports to, any Governmental Authority.

          "Governmental Authority" means any nation or government and any
           ----------------------
political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining thereto, which has or asserts jurisdiction over Bank, Borrower, or any property of any of them.

          "Guarantor" means The Jones Financial Companies, L.L.L.P., a
           ---------
Missouri limited liability limited partnership.

          "Guarantor's Closing Affidavit" means an affidavit in form and
           -----------------------------
substance acceptable to Bank, and signed by Guarantor.

          "Guaranty" means that certain Guaranty dated of even date herewith
           --------
from Guarantor in favor of Bank, as the same may be amended or supplemented from time to time.

          "Income Tax Expense" means the income tax expense of Borrower for
           ------------------
the applicable period (to the extent included in the computation of Net Income), determined in accordance with Generally Accepted Accounting Principles.

          "Indebtedness" means all items of indebtedness, obligation or
           ------------
liability, whether matured or unmatured, liquidated or unliquidated, direct or contingent, joint or several, including, but without limitation or duplication:

          (A) All indebtedness guaranteed, directly or indirectly, in any manner, or endorsed (other than for collection or deposit in the Ordinary Course of Business) or discounted with recourse;

          (B) All indebtedness in effect guaranteed, directly or indirectly, through agreements, contingent or otherwise:

               (1)  to purchase such indebtedness; or

               (2) to purchase, sell or lease (as lessee or lessor) property, products, materials or supplies or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such indebtedness or to assure the owner of the indebtedness against loss; or

               (3) to supply funds to or in any other manner invest in the debtor;

          (C) All indebtedness secured by (or which the holder of such indebtedness has a right, contingent or otherwise, to be secured by) any Lien upon property owned or acquired subject thereto, whether or not the liabilities secured thereby have been assumed; and

          (D) All indebtedness incurred as the lessee of goods or services under leases that, in accordance with Generally Accepted Accounting Principles, should not be reflected on the lessee's balance sheet.

          "Indemnified Losses" means all damages, dues, penalties, fines,
           ------------------
costs, amounts paid in settlement, taxes, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

          "Interest Expense" means the interest expense of Borrower for the
           ----------------
applicable period (to the extent included in the computation of Net Income), determined in accordance with Generally Accepted Accounting Principles.

          "Interest-Only Period" means a period from the date of this
           --------------------
Agreement to the Advancement Termination Date.

          "Interest Payment Due Date" means each Quarter-End during the term
           -------------------------
of this Agreement.

          "Interest Rate" means the actual interest rate at which the
           -------------
outstanding principal amount of the Note bears interest from time to time during the term of the Note.

          "Jurisdiction" means each and every nation or any political
           ------------
subdivision thereof.

          "Laws" means each and all laws, treaties, ordinances, statutes,
           ----
rules, regulations, orders, injunctions, writs or decrees of any Governmental Authority, or any court or similar entity established by any thereof, whether now in effect or hereafter enacted.

          "Leased Equipment" means all equipment leased by Borrower to EDJ
           ----------------
pursuant to the EDJ Lease.

          "LIBOR Rate Interest Period" means any 30-Day LIBOR Rate Interest
           --------------------------
Period, 60-Day LIBOR Rate Interest Period, or 90-Day LIBOR Rate Interest
Period.

          "LIBOR Rate Notice" means any 30-Day LIBOR Rate Notice, 60-Day
           -----------------
LIBOR Rate Notice, or 90-Day LIBOR Rate Notice.

          "Lien" means any mortgage, pledge, encumbrance, charge, security
           ----
interest, assignment or other preferential arrangement of any nature whatsoever, including any conditional sale agreement or other title retention agreement.

          "Loan" means the loan which Bank has agreed to advance to Borrower
           ----
in accordance with the terms of Article 2 of this Agreement.

          "Loan Amount" means Twenty-Five Million and No/100 Dollars
           -----------
($25,000,000.00).

          "Loan Documents" means this Agreement, the Note, the Guaranty,
           --------------
each of the Security Documents, the Borrower's Closing Affidavit, the Guarantor's Closing Affidavit, and any and all other agreements, documents and instruments of any kind executed or delivered in connection with, or evidencing, securing, guaranteeing or relating to, the Loan, whether heretofore, simultaneously herewith or hereafter delivered, together with any and all extensions, revisions, modifications or amendments at any time made to any of the foregoing.

          "Material Adverse Change" means, (A) with respect to EDJ or
           -----------------------
Guarantor, if the partnership capital (the sum of the limited partnership interests and the general partnership interest as shown on a statement of financial condition) of Guarantor or of EDJ falls below $300,000,000; (B) with respect to EDJ, if EDJ fails to maintain net capital (as defined in paragraph (c) of Rule 15 c 3-1 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934) in an amount equal to 150% of the amount of such net capital required for expansion of a member organization's business pursuant to Rule 326(a) of the Rules of the Board of Directors of the New York Stock Exchange; and (C) with respect to Borrower, a material adverse change in (i) the business, condition (financial or otherwise), operations, performance, properties or prospects of Borrower, or
(ii) the ability of Borrower to perform its Obligations under any Loan
Document.

          "Maturity Date" means the earlier of (i) the date sixty (60)
           -------------
months from the commencement of the Term Period, or (ii) the occurrence of an Event of Default.

          "Net Income" means the net income of Borrower for the applicable
           ----------
period as determined in accordance with Generally Accepted Accounting Principles, but excluding for purposes of determining any financial ratios under this Agreement, all Extraordinary Receipts and any Income Tax Expense on such Extraordinary Receipts and any tax deductions or credits on account of such Extraordinary Receipts.

          "Non-Taxable Entity" means any entity which has properly elected
           ------------------
its classification for federal income tax purposes to be classified as a partnership or to be disregarded as an entity separate from its owner.

          "Note" means that certain Promissory Note of even date herewith in
           ----
the principal amount of $25,000,000.00 given by Borrower in favor of Bank to evidence Borrower's obligation to repay the Loan and the interest thereon, together with any and all extensions, revisions, modifications or amendments at any time made thereto.

          "Obligations" means the obligations (including obligations of
           -----------
performance) and liabilities of any Borrower Party to Bank of every kind and description whatsoever, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, contracted or arising, or acquired by Bank from any source, joint or several, liquidated or unliquidated, whether incurred as maker, endorser, surety, guarantor, general partner, drawer, tort-feasor, indemnitor, account party with respect to a letter of credit or otherwise, and arising under, pursuant to, and/or in connection with this Agreement, the Note, and any of the other Loan Documents, and any and all extensions and renewals of any of the same, including but not limited to the obligation:

          (A) To pay the principal of and interest on the Note in accordance with the terms hereof and thereof, including any and all extensions, modifications, and renewals thereof and substitutions therefor;

          (B) To repay to Bank all amounts advanced by Bank hereunder, under any of the Loan Documents or otherwise, including, but without limitation, advances for principal or interest payments to prior secured parties, mortgagees, or lienors, or for taxes, levies, insurance, rent, or repairs to or maintenance or storage of, any of the Collateral; and

          (C) To reimburse Bank, on demand, for all of Bank's expenses and costs, including the reasonable fees and expenses of its counsel, in connection with the preparation, administration, amendment, modification, or enforcement of this Agreement and the documents required hereunder, including, without limitation, any proceeding brought or threatened to enforce payment of any of the obligations referred to in the foregoing paragraphs (A) and (B).

          "Ordinary Course of Business" means an action taken by a Person
           ---------------------------
only if:

          (A) Such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

          (B) Such action is not required to be authorized by the Governing Body of such Person; and

          (C) Such action is similar in nature and magnitude to actions customarily taken, without any authorization by any Governing Body, in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

          "Organizational Documents" means (i) the articles of incorporation
           ------------------------
and the bylaws of a corporation, (ii) the partnership agreement and any statement of partnership of a general partnership, (iii) the limited partnership agreement and the certificate of limited partnership of a limited partnership, (iv) the articles of organization and the operating agreement of a limited liability company, (v) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person, and (vi) any amendment to any of the foregoing.

          "Participant" means any bank, financial institution, Affiliate of
           -----------
Bank, or other entity which enters into a participation agreement with Bank and/or to whom Bank assigns all or a portion of its rights and obligations under this Agreement.

          "Person" means any individual, corporation, partnership,
           ------
association, joint-stock company, trust, unincorporated organization, joint venture, court or Governmental Authority.

          "Place for Payment" means a place for payment as from time to time
           -----------------
designated by Bank, which place for payment currently is at the address of Bank as hereinafter provided for with respect to notices.

          "Principal Payment Due Date" means each September 30 during the
           --------------------------
term of this Agreement, commencing on the first December 31 during the Term Period.

          "Quarter" means a period of time of three consecutive calendar
           -------
months.

          "Quarter-End" means the last day of each of March, June,
           -----------
September, and December.

          "Records" means correspondence, memoranda, tapes, discs,
           -------
microfilm, microfiche, papers, books and other documents, or transcribed information of any type, whether expressed in ordinary or machine language, and all filing cabinets and other containers in which any of the foregoing is stored or maintained.

          "Regulation D" means Regulation D of the Board of Governors of the
           ------------
Federal Reserve System from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

          "Regulation "G", Regulation "T", Regulation "U", and Regulation
           --------------------------------------------------------------
"X"" means Regulation G, Regulation T, Regulation U, and Regulation X,
---
respectively, of the Board of Governors of the Federal Reserve System as now or from time to time hereafter in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

          "Rents" means all the rents, issues, and profits now due and which
           -----
may hereafter become due under or by virtue of the EDJ Lease, together with all claims and rights to the payment of money at any time arising in connection with any rejection or breach of the EDJ Lease.

          "Reserve Requirement" with respect to a LIBOR Rate Interest Period
           -------------------
means the weighted average during the LIBOR Rate Interest Period of the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements during the LIBOR Rate Interest Period) which is imposed under Regulation D.

          "Security Documents" means all documents or instruments of any
           ------------------
kind executed or delivered in connection with the Loan, whether delivered prior to, at, or after the Closing, wherein Bank is granted a Lien in Borrower's assets, and all documents and instruments executed and delivered in connection with any of the foregoing, together with any and all extensions, revisions, modifications or amendments at any time made to any of such documents or instruments, including but not limited to this Agreement and the Financing Statements.

          "Solvent" and "Solvency" mean, with respect to any Person on a
           -------       --------
particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and
(d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Tangible Net Worth" mean, at any time, Equity Owners' Equity,
           ------------------
less the sum of:

          (A) Any surplus resulting from any write-up of assets subsequent to the date of Closing (other than any write-up of assets made on account of changes in and consistent with Generally Accepted Accounting Principles);

          (B) Goodwill, including any amounts, however designated on a balance sheet of Borrower, representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of Borrower;

          (C)  Patents, trademarks, trade names and copyrights;

          (D) Any amount at which shares of capital stock of Borrower appear as an asset on Borrower's balance sheet;

          (E) Loans and advances by Borrower to Affiliates, stockholders, directors, officers or employees;

          (F)  Deferred expenses;

          (G)  Equity Investment(s) by Borrower in Affiliates of any nature;
and

          (H) Any other amount in respect of an intangible that, in accordance with Generally Accepted Accounting Principles, should be classified as an asset on a balance sheet of Borrower.

          "Term Period" means the period of time from the expiration of the
           -----------
Interest-Only Period through the Maturity Date.

          "Third Party" means a Person not a party to this Agreement.
           -----------

          "Uniform Commercial Code" means the Uniform Commercial Code as in
           -----------------------
effect from time to time in the State of Alabama and\or any other
Jurisdiction where any Collateral may from time to time be located.

          "Unused Fee" means the fee payable by Borrower to Bank on each
           ----------
Quarter-End during the Interest-Only Period, as determined by Bank as of such Quarter-End in an amount equal to the product of (A) one-quarter of one percent (.25%) multiplied by (B) the daily average of the difference between
(i) the Loan Amount and (ii) the sum of the aggregate principal amount of all Advances on each day during such Quarter.

          "Voting Power" means, with respect to any Person, the right to
           ------------
vote for the election of the Governing Body of such Person under ordinary circumstances.

          "Without Notice" means without demand of performance or other
           --------------
demand, advertisement, or notice of any kind to or upon the applicable Person except as required by applicable Law.

          "30-Day Adjusted LIBOR Rate" means, for each respective 30-Day
           --------------------------
LIBOR Rate Interest Period, an interest rate equal to the sum of (i) the applicable 30-Day LIBOR Rate, plus (ii) the Applicable Margin.

          "30-Day LIBOR Rate" means, as applicable to each respective 30-Day
           -----------------
LIBOR Rate Interest Period, a per annum rate of interest equal to the quotient obtained (stated as an annual percentage rate rounded upward to the next higher 100th of 1%) by dividing (A) the London Interbank Offered Rate ("LIBOR") for a period of thirty (30) days as determined by Bank from Telerate (or such other source as Bank may select if such a rate index is not available from Telerate), by (B) 1.00 minus any Reserve Requirement for the 30-Day LIBOR Rate Interest Period (expressed as a decimal).

          "30-Day LIBOR Rate Interest Period" means a period of one month
           ---------------------------------
from the first day of the applicable 30-Day LIBOR Rate Interest Period to the date one month thereafter, and with respect to which a 30-Day LIBOR Rate Notice has been given.

          "30-Day LIBOR Rate Notice" means a written notice given to Bank by
           ------------------------
a Borrower's Representative providing for Borrower's election for the outstanding principal balance of the Note to bear interest at the applicable 30-Day Adjusted LIBOR Rate for a 30-Day LIBOR Rate Interest Period, such notice to be given at least two (2) Business Days prior to and specifying the date of the commencement of the applicable 30-Day LIBOR Rate Interest Period; provided, however, that, except as may be waived by Bank in Bank's discretion, in no event may any 30-Day LIBOR Rate Interest Period begin until the expiration of any current LIBOR Rate
Interest Period and in no event may a 30-Day Adjusted LIBOR Rate be elected at any time when the corresponding 30-Day LIBOR Rate Interest Period would extend beyond the Maturity Date, and if any such 30-Day LIBOR Rate Notice is not timely received or is otherwise not properly made, such 30-Day LIBOR
Rate Notice, at Bank's election, shall not be effective.

          "60-Day Adjusted LIBOR Rate" means, for each respective 60-Day
           --------------------------
LIBOR Rate Interest Period, an interest rate equal to the sum of (i) the applicable 60-Day LIBOR Rate, plus (ii) the Applicable Margin.

          "60-Day LIBOR Rate" means, as applicable to each respective 60-Day
           -----------------
LIBOR Rate Interest Period, a per annum rate of interest equal to the quotient obtained (stated as an annual percentage rate rounded upward to the next higher 100th of 1%) by dividing (A) the London Interbank Offered Rate ("LIBOR") for a period of sixty (60) days as determined by Bank from Telerate (or such other source as Bank may select if such a rate index is not available from Telerate), by (B) 1.00 minus any Reserve Requirement for the 60-Day LIBOR Rate Interest Period (expressed as a decimal).

          "60-Day LIBOR Rate Interest Period" means a period of two months
           ---------------------------------
from the first day of the applicable 60-Day LIBOR Rate Interest Period to the date two months thereafter, and with respect to which a 60-Day LIBOR Rate Notice has been given.

          "60-Day LIBOR Rate Notice" means a written notice given to Bank
           ------------------------
by a Borrower's Representative providing for Borrower's election for the outstanding principal balance of the Note to bear interest at the applicable 60-Day Adjusted LIBOR Rate for a 60-Day LIBOR Rate Interest Period, such notice to be given at least two (2) Business Days prior to and specifying the date of the commencement of the applicable 60-Day LIBOR Rate Interest Period; provided, however, that, except as may be waived by Bank in Bank's discretion, in no event may any 60-Day LIBOR Rate Interest Period begin until the expiration of any current LIBOR Rate Interest Period and in no event may a 60-Day Adjusted LIBOR Rate be elected at any time when the corresponding 60-Day LIBOR Rate Interest Period would extend beyond the Maturity Date, and if any such 60-Day LIBOR Rate Notice is not timely received or is otherwise not properly made, such 60-Day LIBOR Rate Notice, at Bank's election, shall not be effective.

          "90-Day Adjusted LIBOR Rate" means, for each respective 90-Day
           --------------------------
LIBOR Rate Interest Period, an interest rate equal to the sum of (i) the applicable 90-Day LIBOR Rate, plus (ii) the Applicable Margin.

          "90-Day LIBOR Rate" means, as applicable to each respective 90-Day
           -----------------
LIBOR Rate Interest Period, a per annum rate of interest equal to the quotient obtained (stated as an annual percentage rate rounded upward to the next higher 100th of 1%) by dividing (A) the London Interbank Offered Rate ("LIBOR") for a period of ninety (90) days as determined by Bank from

Telerate (or such other source as Bank may select if such a rate index is not available from Telerate), by (B) 1.00 minus any Reserve Requirement for the 90-Day LIBOR Rate Interest Period (expressed as a decimal).

          "90-Day LIBOR Rate Interest Period" means a period of three months
           ---------------------------------
from the first day of the applicable 90-Day LIBOR Rate Interest Period to the date three months thereafter, and with respect to which a 90-Day LIBOR Rate Notice has been given.

          "90-Day LIBOR Rate Notice" means a written notice given to Bank by
           ------------------------
a Borrower's Representative providing for Borrower's election for the outstanding principal balance of the Note to bear interest at the applicable 90-Day Adjusted LIBOR Rate for a 90-Day LIBOR Rate Interest Period, such notice to be given at least two (2) Business Days prior to and specifying the date of the commencement of the applicable 90-Day LIBOR Rate Interest Period; provided, however, that, except as may be waived by Bank in Bank's discretion, in no event may any 90-Day LIBOR Rate Interest Period begin until the expiration of any current LIBOR Rate Interest Period and in no event may a 90-Day Adjusted LIBOR Rate be elected at any time when the corresponding 90-Day LIBOR Rate Interest Period would extend beyond the Maturity Date, and if any such 90-Day LIBOR Rate Notice is not timely received or is otherwise not properly made, such 90-Day LIBOR Rate Notice, at Bank's election, shall not be effective.

     1.2  Accounting Terms. Accounting terms used and not otherwise defined
          ----------------
in this Agreement have the meanings determined by, and all calculations with respect to accounting or financial matters unless otherwise provided herein shall be computed in accordance with, Generally Accepted Accounting Principles.

     1.3  Construction of Terms. Whenever used in this Agreement, the
          ---------------------
singular number shall include the plural and the plural the singular, pronouns of one gender shall include all genders, and use of the terms "herein", "hereof", and "hereunder" shall be deemed to be references to this Agreement in its entirety unless otherwise specifically provided.

     1.4  Computation of Time Periods. For purposes of computation of
          ---------------------------
periods of time hereunder, the word "from" means "from and including", the words "to" and "until" each mean "to but excluding", and the word "through" means "through and including".

                                ARTICLE II.

2.   THE LOAN

     2.1  General Terms. Subject to the terms hereof, Bank will lend
          -------------
Borrower, from time to time until the Advancement Termination Date, such amounts as a Borrower's Representative may request by not less than three
(3) Business Day's notice to Bank, but which shall not exceed, in the aggregate principal amount at any one time outstanding, the Loan Amount. If at any time the unpaid principal balance of the Loan exceeds the amount Borrower could borrow at such time as set forth herein, Borrower shall immediately and Without Notice pay or cause to be paid such sums to Bank, to the extent necessary to reduce the Loan to an amount which Borrower could borrow at that time.

     2.2  Disbursement of the Loan.
          ------------------------

          (A) Bank will credit or pay the proceeds of each Advance of the Loan to Borrower's deposit account with Bank, or in such other manner as Borrower and Bank may agree.

          (B) In order to obtain an Advance under the Loan, a Borrower's Representative shall notify Bank not later than 1:00 p.m. (Birmingham, Alabama time) on the day three (3) Business Days prior to the day such Advance is sought, specifying: (i) the date on which such Advance is sought;
(ii) the requested amount of the Advance; (iii) if required by Bank, a copy of an invoice and cost breakdown showing the cost for which the Advance is requested; (iv) if requested by Bank, evidence as may be required by Bank reflecting that Borrower is or will be the owner of all the Leased Equipment being purchased with the proceeds of the Advance, and a copy of any schedule to be attached to the EDJ Lease pertaining to the Leased Equipment being purchased or such other evidence as may be required by Bank that such property shall be leased by Borrower to EDJ pursuant to the EDJ Lease; and
(v) if required by Bank, an Estoppel Certificate. Notwithstanding anything contained herein to the contrary, Bank shall not be required to make advancements more than once each calendar month, and Borrower shall not be entitled to receive, and Bank shall not be required to disburse, any Advance of the Loan after the Advancement Termination Date, or upon the occurrence and during the continuance of a Default.

     2.3  The Note. Borrower's obligation to repay the Loan shall be
          --------
evidenced by the Note.

     2.4  Interest Rate. Interest on the Loan shall be calculated as
          -------------
follows:

          (A) During the entire term of the Note, except during any applicable 30-Day LIBOR Rate Interest Period, 60-Day LIBOR Rate Interest Period, or 90-Day LIBOR Rate Interest Period, the outstanding principal balance of the Note shall bear interest at the Base Rate.

          (B) A Borrower's Representative may from time to time deliver to Bank (i) a 30-Day LIBOR Rate Notice, in which case the outstanding principal balance of the Note shall bear interest at the 30-Day Adjusted LIBOR Rate during the applicable 30-Day LIBOR Rate Interest Period, (ii) a 60-Day LIBOR Rate Notice, in which case the outstanding principal balance of the Note shall bear interest at the 60-Day Adjusted LIBOR Rate during the applicable 60-Day LIBOR Rate Interest Period, and (iii) a 90-Day LIBOR Rate Notice, in which case the outstanding principal balance of the Note shall bear interest at the 90-Day Adjusted LIBOR Rate during the applicable 90-Day LIBOR Rate Interest Period. Following the expiration of any applicable LIBOR Rate Interest Period, if a Borrower's Representative shall not have timely and properly delivered a LIBOR Rate Notice for a LIBOR Rate Interest Period to commence as of the expiration of the applicable expiring LIBOR Rate Interest Period, then the outstanding principal balance of the Note shall automatically bear interest at the Base Rate until the commencement of the next LIBOR Rate Interest Period, if any.

     2.5  Payments of Principal and Interest. Principal and interest on the
          ----------------------------------
Loan shall be payable as follows:

          (A) On the first Interest Payment Due Date following the date of the Note, on each successive Interest Payment Due Date thereafter during the Interest-Only Period, and on the last day of the Interest-Only Period, Borrower shall pay to Bank all accrued and unpaid interest on the outstanding principal balance of the Note.

          (B) On the first Interest Payment Due Date during the Term Period, and on each successive Interest Payment Due Date thereafter, Borrower shall pay to Bank all accrued and unpaid interest on the outstanding principal balance of the Note.

          (C) On the first Principal Payment Due Date, and on each successive Principal Payment Due Date thereafter, Borrower shall pay to Bank a principal payment in an amount of (i) on the first Principal Payment Due Date, $4,000,000.00, and (ii) thereafter, $5,000,000.00.

          (D) In addition, promptly upon the receipt thereof, Borrower shall pay to Bank as a prepayment of principal all monies received with respect to the Collateral and/or the Leased Equipment, other than monthly rents received under the EDJ Lease.

          (E) If not earlier demanded pursuant to Section 8.3 hereof, the outstanding principal balance of the Loan, together with all accrued and unpaid interest thereon, shall be due and payable to Bank on the Maturity Date.

     2.6  Use of Proceeds of Loan. The proceeds of the Loan shall be used to
          -----------------------
finance the purchase of the Leased Equipment.

                                ARTICLE III.

3.   PAYMENTS, ADDITIONAL COSTS, ETC.

     3.1  Payment to Bank.
          ---------------

          (A) All monies payable to Bank under this Agreement or under the Note shall be paid directly to Bank in immediately available funds at the Place for Payment. If Bank shall send Borrower statements of amounts due hereunder, such statements shall be considered correct and conclusively binding on Borrower in absence of manifest error. Alternatively, at its discretion, Bank may charge against any deposit account of Borrower all or any part of any amount owed by Borrower hereunder.

          (B) All payments to be made by Borrower hereunder will be made to Bank not later than 1:00 p.m. at the Place for Payment. Payments received after 1:00 p.m. at the Place for Payment shall be deemed to be payments made prior to 1:00 p.m. at the Place for Payment on the next succeeding Business Day. Borrower hereby authorizes Bank to charge its accounts with Bank in order to cause timely payment of amounts due hereunder to be made.

          (C) At the time of making each such payment, Borrower shall, subject to the other terms and conditions of this Agreement, specify to Bank the Loan or other obligations of Borrower hereunder to which such payment is to be applied. In the event that Borrower fails to so specify the relevant Loan or if an Event of Default shall have occurred and be continuing, Bank shall apply such payments first to any expenses or fees then owing, then to interest then owing, and then to principal of the Loan.

     3.2  Late Payments. If any scheduled payment, whether principal,
          -------------
interest or principal and interest, is late ten (10) days or more, Borrower agrees to pay a late charge equal to five percent (5%) of the amount of the payment which is late, but not more than the maximum amount allowed by applicable Laws. The foregoing provision shall not be deemed to excuse a late payment or be deemed a waiver of any other rights Bank may have under this Agreement, including, subject to the terms hereof, the right to declare the entire unpaid principal and interest immediately due and payable.

     3.3  Prepayment. Borrower may prepay or cause to be prepaid the
          ----------
principal of the Loan in whole or, from time to time, in part, without premium or penalty. All partial prepayments, whether voluntary or mandatory, shall (except as may be directed by a Borrower's Representative to the contrary) be applied first to any expenses for fees then owing, then against interest then owing, and then to principal of the Loan, provided that no prepayment shall entitle Borrower to cease making any payment as otherwise scheduled hereunder.

     3.4  Default Rate. Notwithstanding any provision herein or in any other
          ------------
Loan Document to the contrary, upon the occurrence and during the continuance of an Event of Default, the Interest Rate payable on the Loan shall be the Default Rate.

     3.5  No Setoff or Deduction. All payments of principal of and interest
          ----------------------
on the Loan and other amounts payable by Borrower hereunder shall be made by Borrower without setoff or counterclaim, and, subject to the next succeeding sentence, free and clear of, and without deduction or withholding for, or on account of, any present or future taxes, levies, imposts, duties, fees, assessments, or other charges of whatever nature, imposed by any Governmental Authority, or by any department, agency or other political subdivision or taxing authority. If any such taxes, levies, imposts, duties, fees, assessments, or other charges are imposed, Borrower will pay such additional amounts as may be necessary so that payment of principal of and interest on the Loan and other amounts payable hereunder, after withholding or deduction for or on account thereof, will not be less than any amount provided to be paid hereunder and, in any such case, Borrower will furnish to Bank certified copies of all tax receipts evidencing the payment of such amounts within 30 days after the date any such payment is due pursuant to applicable Laws.

     3.6  Payment on Non-Business Day; Payment Computations. Except as
          -------------------------------------------------
otherwise provided in this Agreement to the contrary, whenever any installment of principal of, or interest on, the Loan or other amount due hereunder becomes due and payable on a day which is not a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, in the case of any installment of principal, interest shall be payable thereon at the rate per annum determined in accordance with this Agreement during such extension.

     3.7  Indemnification. If Borrower makes any payment of principal with
          ---------------
respect to the Loan on any other date than the last day of an interest period applicable thereto, or if Borrower fails to borrow the Loan after notice has been given to Bank in accordance with this Agreement, or if Borrower fails to make any payment of principal or interest in respect of the Loan when due,

Borrower shall reimburse Bank on demand for any resulting actual loss or expense incurred by Bank, including without limitation any loss incurred in obtaining, liquidating or employing deposits from third parties, whether or not Bank shall have funded or committed to fund the Loan. A statement as to the amount of such loss or expense, prepared in good faith and in reasonable detail by Bank and submitted by Bank to Borrower, shall be conclusive and binding for all purposes absent manifest error in computation. Calculation of all amounts payable to Bank under this Section shall be made as though Bank shall have actually funded or committed to fund the Loan through the purchase of an underlying deposit in an amount equal to the amount of the Loan in the relevant market and having a maturity comparable to the related interest period and through the transfer of such deposit to a domestic office of Bank in the United States; provided, however, that Bank may fund
                                     -----------------
the Loan in any manner it sees fit and the foregoing assumption shall be utilized only for the purpose of calculation of amounts payable under this Section.

     3.8  360-Day Year. All interest payable under the Note shall be
          ------------
calculated on the basis of a 360-day year by multiplying the outstanding principal amount by the applicable per annum rate, multiplying the product thereof by the actual number of days elapsed, and dividing the product so obtained by 360.

     3.9  No Requirement to Actually Obtain Funds. Notwithstanding the fact
          ---------------------------------------
that the Interest Rate pursuant to the Loan may be calculated based upon Bank's cost of funds, Borrower agree that Bank shall not be required actually to obtain funds from such source at any time.

     3.10 Usury Limitation. If, at any time, the Interest Rate payable on
          ----------------
the Loan shall be deemed by any competent court of law or any Governmental Authority to exceed the maximum rate of interest permitted by any applicable Laws, then, for such time as the Interest Rate would be deemed excessive, its application shall be suspended and there shall be charged instead the maximum rate of interest permissible under such Laws, and any excess interest actually collected by Bank shall be credited as a partial prepayment of principal.

                                ARTICLE IV.

4.   CONDITIONS PRECEDENT

     The obligation of Bank to make the Loan and any Advance hereunder is subject to the following conditions precedent:

     4.1  Documents Required for the Closing. Prior to or concurrently with
          ----------------------------------
the Closing, the following instruments and documents, duly executed by all proper Persons shall have been delivered to Bank:

          (A)  This Agreement;

          (B)  The Note;

          (C)  The Guaranty;

          (D)  The Borrower's Closing Affidavit;

          (E)  The Guarantor's Closing Affidavit;

          (F) The Financing Statements, together with evidence that the Financing Statements have been duly recorded in all filing or recording offices that Bank may deem necessary or desirable in order to create a valid Lien on the Collateral described therein, and that all filing and recording taxes and fees have been paid;

          (G) With respect to each Borrower Party (other than a Borrower Party that is an individual), a certificate of an officer or other representative acceptable to Bank dated as of the date of this Agreement, certifying as to the incumbency and signatures of the representative(s) of such Borrower Party signing, as applicable, this Agreement and each of the other Loan Documents, and each other document to be delivered pursuant hereto, together with the following documents attached thereto:

               (1) A copy of the resolutions of such applicable Person's Governing Body authorizing the execution, delivery and performance of this Agreement, each of the Loan Documents, and each other document to be delivered pursuant hereto, as applicable;

               (2) A copy, certified as of the most recent date practicable by the secretary of state (or similar Governmental Authority) of the state, province, or other Jurisdiction where such Person is organized, of such Person's Organizational Documents filed with such secretary of state (or similar Governmental Authority);

               (3)  A copy of such Person's other Organizational Documents;

          (H) A certificate, as of the most recent date practicable, of the secretary of state (or similar appropriate Governmental Authority) and department of revenue or taxation (or similar appropriate Governmental Authority) of each Jurisdiction in which each Borrower Party (other than a Borrower Party that is an individual) is organized as to the existence and good standing of each such Person within such Jurisdiction, and a certificate, as of the most recent date practicable, of the secretary of state (or similar appropriate Governmental Authority) of each state where any of the Collateral is located as to the qualification and good standing of each Borrower Party (other than a Borrower Party that is an individual) as a foreign entity doing business in each such state;

          (I) A written opinion of counsel to the Borrower Parties, dated as of the date of Closing and addressed to Bank, in form and substance acceptable to Bank;

          (J)  The Financial Statements;

          (K) Letters and certificates, in form and substance satisfactory to Bank, attesting to the Solvency of Borrower after giving effect to the transactions contemplated hereby, from the chief financial officer of Borrower;

          (L) UCC-11 reports showing no Liens superior to the Liens granted by Borrower under the Security Documents;

          (M)  An Estoppel Certificate;

          (N)  The EDJ Lease, in form and substance satisfactory to Bank;
and

          (O) Receipt and approval by Bank of all items otherwise reasonably required to be provided to Bank, and not otherwise set forth above.

     4.2  Certain Events Required for Closing and for all Advances. At the
          --------------------------------------------------------
time of the Closing and at the time of each Advance, Bank shall be satisfied that:

          (A)  No Default shall have occurred and be continuing;

          (B)  No Material Adverse Change shall have occurred;

          (C) All of the Loan Documents shall have remained in full force and effect;

          (D) Borrower shall have paid all fees, expenses, costs, and other amounts then owing to Bank, including but not limited to the Unused Fee;

          (E) All Indebtedness to be prepaid, redeemed or defeased with the proceeds of any Advance shall have been satisfied and extinguished;

          (F) There shall exist no action, suit, investigation, litigation or proceeding affecting any Borrower Party pending or threatened before any court, governmental agency or arbitrator that (i) could give rise to a Material Adverse Change or (ii) purports to affect the legality, validity or enforceability of this Agreement or any other Loan Document or the consummation of the transactions contemplated hereby;

          (G) All Governmental Approvals necessary in connection with the Loan Documents and the transactions contemplated hereby and thereby shall have been obtained (without the imposition of any conditions that are not acceptable to Bank) and shall remain in effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no Law shall be applicable that restrains, prevents or imposes materially adverse conditions upon the Loan Documents and the transactions contemplated hereby and thereby; and

          (H) Insurance required under the EDJ Lease is in full force and effect.

     4.3  Legal Matters. At the time of Closing, and the disbursement of
          -------------
each Advance, all legal matters incidental thereto shall be satisfactory to Gordon, Silberman, Wiggins & Childs, P.C., counsel to Bank.

     4.4  Election to Make Advances Prior to Satisfaction of Conditions
          -------------------------------------------------------------
Precedent. In the event Bank, at its option, elects to make one or more
---------
Advances prior to receipt and approval of all items required by this Article, such election shall not constitute any commitment or agreement of Bank to make any subsequent Advance until all items required by this Article have been delivered.

                                 ARTICLE V.

5.   COLLATERAL SECURITY

     5.1  Grant of Lien and Security Interest.
          -----------------------------------

          (A) To secure all the Obligations, including the compliance by Borrower with Borrower's obligations under this Agreement, Borrower hereby assigns, transfers and sets over to Bank all of Borrower's Interest in and to, and grants Bank a Lien upon, on and in the Collateral.

          (B) No submission by Borrower to Bank of a schedule or other particular identification of Collateral shall be necessary to vest in Bank security title to and a security interest in each and every item of Collateral now existing or hereafter created and acquired, but rather such title and security interest shall vest in Bank immediately upon the creation or acquisition or any item of Collateral hereafter created or acquired, without the necessity for any other or further action by Borrower or by Bank.

     5.2  Maintenance of Lien.
          -------------------

          (A) In connection with any Lien granted to Bank as provided for herein or in any Security Document, Borrower will:

               (1) Execute such documents and instruments, including amendments to the Security Documents and Financing Statements (including amendments thereto and continuation statements thereof) in form reasonably satisfactory to Bank as Bank, from time to time, may specify, and pay, or reimburse Bank upon demand for paying, all costs and taxes of filing or recording the same in such Jurisdictions as Bank may reasonably designate; and

               (2) Take such other steps as Bank, from time to time, may reasonably direct to protect, perfect, and maintain Bank's Lien on the Collateral; and

          (B) In addition to the foregoing, and not in limitation thereof, Borrower agrees that:

               (1) A carbon, photographic, or other reproduction of this Agreement shall be sufficient as a Financing Statement and may be filed in any appropriate office in lieu thereof; and

               (2) Borrower hereby appoints Bank as its attorney-in-fact (without requiring Bank to act as such) to execute any Financing Statement in the name of Borrower, and to perform all other acts that Bank reasonably deems appropriate to perfect and continue its Lien upon, on and in, and to protect and preserve, the Collateral; provided, however, that

          Bank agrees not to perform any such act unless Borrower has failed to perform such act within fifteen (15) days of Bank's written demand therefor.


                                 ARTICLE VI.

6.   REPRESENTATIONS AND WARRANTIES.

     Borrower represents and warrants to Bank, knowing that Bank will rely on such representations and warranties as an inducement to make the Loan, that:

     6.1  Borrower's Existence. Borrower is a duly organized and existing
          --------------------
Missouri limited partnership in good standing and has full power and authority to consummate the transactions contemplated by this Agreement.

     6.2  Borrower's Authority. The execution, delivery and performance of
          --------------------
all of the Loan Documents have been duly authorized by all requisite action by Borrower. All of the Loan Documents have been duly executed and delivered and constitute valid and binding obligations of each Borrower Party a party thereto, enforceable in accordance with their respective terms (except as may be limited by applicable Bankruptcy Laws and general principles of equity), and Bank will be entitled to the benefits of all of the Loan Documents.

     6.3  Borrower's General Partner. Borrower's General Partner is LHC,
          --------------------------
Inc., a Missouri corporation.

     6.4  Borrower's Name. Set forth on Schedule 6.4 is a complete and
          ---------------               ------------
accurate list of all names under which Borrower has done business in the last six years.

     6.5  Consents or Approvals. No consent of any Third Party and no
          ---------------------
authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or other Third Party is required either (i) for the due execution, delivery, recordation, filing or performance by Borrower of this Agreement or any other Loan Document or for the consummation of the transaction contemplated hereby, (ii) for the mortgage, pledge, assignment, or grant by Borrower of the Lien granted pursuant to the Security Documents,
(iii) for the perfection or maintenance of the Lien created by the Security Documents, except for the recording of the Financing Statements, (iv) for the exercise by Bank of its rights or remedies provided for in this Agreement or in any of the other Loan Documents, except as may be required by applicable Laws in connection with the foreclosure and disposition of the Collateral, or (v) for the operation of Borrower's businesses. All applicable waiting periods, if any, in connection with the transactions contemplated hereby have expired without any action having been taken by any Person restraining, preventing or imposing materially adverse conditions upon the rights of Borrower to enter into and perform its obligations under this Agreement.

     6.6  Violations or Actions Pending. There are no actions, suits, or
          -----------------------------
proceedings pending or, to the best of Borrower's knowledge, threatened, which might give rise to a Material Adverse Change or which might impair the value of the Collateral. Borrower is not in violation of any agreement the violation of which will or might reasonably be expected to give rise to a Material

Adverse Change, and Borrower is not in violation of any order, judgment, or decree of any court, or any statute or governmental regulation to which Borrower is subject. The execution and performance of this Agreement by Borrower will not result in any breach of any mortgage, lease, credit or loan agreement or any other instrument which may bind or affect Borrower.

     6.7  Existing Indebtedness. Borrower is not in default with respect to
          ---------------------
any of the Existing Indebtedness.

     6.8  Tax Returns. Except as may otherwise be permitted herein, all
          -----------
federal, state, local and other tax returns and reports of Borrower required by Laws have been completed in full and have been duly filed, and all taxes, assessments and withholdings shown on such returns or billed to Borrower have been paid, and Borrower maintains adequate provisions and accruals in respect of all such federal, state, local and other taxes, assessments and withholdings. There are no unpaid assessments pending against Borrower for any taxes or withholdings, and Borrower knows of no basis therefor.

     6.9  Financial Statements. All financial statements of the Borrower
          --------------------
Parties heretofore given and hereafter to be given to Bank are and will be true and complete in all material respects as of their respective dates and prepared in accordance with Generally Accepted Accounting Principles, and fairly represent and will fairly represent the financial conditions of the Persons to which they pertain in all material respects, and no Material Adverse Change has or will have occurred in the financial conditions reflected therein after the respective date thereof upon delivery to Bank, except as may be disclosed in writing to Bank.

     6.10 Good and Marketable Title. Borrower has good and marketable title
          -------------------------
to the Collateral and, upon the acquisition thereof, will have good and marketable title to the Leased Equipment, and neither the Collateral nor the Leased Equipment is or shall be subject to any Lien other than the Lien granted pursuant to this Agreement.

     6.11 Solvency. Borrower is Solvent.
          --------

     6.12 Priority of Liens. The Liens granted by this Agreement and the
          -----------------
Security Documents constitute a first Lien against the Collateral, prior to all other Liens and encumbrances, including those which may hereafter accrue.

     6.13 Accuracy of Documents. All documents furnished to Bank by or on
          ---------------------
behalf of Borrower as part of or in support of the application for the Loan or this Agreement are true, correct, complete and accurately represent the matters to which they pertain in all material respects.

     6.14 Environmental Matters. Borrower is not in violation of or subject
          ---------------------
to any existing, pending or threatened investigation or inquiry by any Governmental Authority or any remedial obligations under any applicable Environmental Laws, and there are no facts, conditions or circumstances known to it which could result in any such investigation or inquiry if such facts, conditions and circumstances, if any, were fully disclosed to the applicable Governmental Authority, and Borrower will promptly notify Bank if Borrower becomes aware of any such facts, conditions or circumstances or any such investigation or inquiry.

     6.15 EDJ Lease.
          ---------

          (A) Borrower is the sole owner and holder of Borrower's Interest in the EDJ Lease and the Rents, and Borrower has not transferred or otherwise assigned Borrower's Interest in the EDJ Lease and/or the Rents.

          (B) The EDJ Lease is valid and enforceable and in full force and effect, and has not been altered, modified or amended in any manner whatsoever except as permitted in this Agreement.

     6.16 Continuing Effectiveness. All representations and warranties
          ------------------------
contained herein shall be deemed continuing and in effect at all times while Borrower remains indebted to Bank pursuant to the Loan and shall be deemed to be incorporated by reference in each requisition for an Advance by Borrower.

                                ARTICLE VII.

7.   BORROWER'S COVENANTS

     Borrower does hereby covenant and agree with Bank that, so long as any of the Obligations remain unsatisfied or any commitments hereunder remain outstanding, Borrower at all times will comply or cause to be complied with the following covenants:

     7.1  Affirmative Covenants.
          ---------------------

          (A) Borrower will duly and promptly pay and perform all of Borrower's Obligations to Bank according to the terms of this Agreement and the other Loan Documents, and will cause each other Borrower Party to perform such other Borrower Party's Obligations to Bank according to the terms of this Agreement and the other Loan Documents.

          (B) Borrower will use the proceeds of the Loan only for the purposes set forth in Section 2.6, and Borrower will furnish Bank such evidence as it may reasonably require with respect to such uses.

          (C)  Borrower will furnish or cause to be furnished to Bank:

               (1) Within forty-five (45) days after each Quarter-End, an unaudited (management-prepared) balance sheet and consolidated statements of income and cash flow of the Borrower Parties for such Quarter, all in reasonable detail with Bank having full access to all supporting schedules and comments, and certified by Borrower's president or principal financial officer to have been prepared in accordance with Generally Accepted Accounting Principles consistently applied by Borrower, except for any inconsistencies explained in such certificate;

               (2) Within ninety (90) days after each Fiscal Year-End (a) a statement of Equity Owners' Equity and a statement of cash flows of Borrower for such Fiscal Year, (b) an income statement of each Borrower Party for such Fiscal Year, and (c) a balance sheet of each Borrower Party as of the end of such Fiscal Year, all in reasonable detail, including all supporting schedules and comments; the statements and balance sheets of Borrower to be audited by an independent certified public accountant selected by Borrower, and certified by such accountants to have been prepared in accordance with Generally Accepted Accounting Principles consistently applied by Borrower, except for any inconsistencies explained in such certificate.

               (3) Contemporaneously with each quarterly and year-end financial report required by the foregoing paragraphs, a certificate of the president or principal financial officer of Borrower stating that he or she has individually reviewed the provisions of this Agreement and that a review of the activities of Borrower during such year or monthly period, as the case may be, has been made by or under the supervision of the signers of such certificate with a view to determining whether Borrower has kept, observed, performed and fulfilled all of its obligations under this Agreement, and that, to the best of his or her knowledge, Borrower has observed and performed each and every undertaking contained in this Agreement and is not at the time in default in the observance or performance of any of the terms and conditions hereof or, if Borrower shall be so in default, specifying all such defaults and events of which he or she may have knowledge and setting forth financial data and computation evidencing Borrower's compliance with the financial covenants set forth in this Agreement; and

               (4) Promptly after sending or making available or filing of the same, copies of all reports, proxy statements and financial statements that Borrower sends or makes available to its Equity Owners and all registration statements and reports that Borrower file with the Securities and Exchange Commission (or any other similar Governmental Authority) or any successor Person.

               (5) Within forty-five (45) days of each Quarter-End, an Estoppel Certificate.

          (D) Borrower will duly and promptly perform all of Borrower's obligations under the EDJ Lease according to the terms thereof.

          (E) Borrower will furnish to Bank, if Bank so requests, the contracts, bills of sale, receipted vouchers, and agreements, or any of them, under which Borrower claims title to the Leased Equipment.

          (F)  Borrower will certify to Bank upon request by Bank that:

               (1) Borrower has complied with and is in compliance with all terms, covenants and conditions of this Agreement which are binding upon it in all material respects;

               (2) there exists no Default; or, if such is not the case, that one or more specified Defaults have occurred; and

               (3) the representations and warranties contained in this Agreement are true with the same effect as though made on the date of such certificate.

          (G) Borrower will, when requested so to do, make available for inspection and audit by duly authorized representatives of Bank any of its Records pertaining to the Collateral, and will furnish Bank any information regarding its business affairs and financial condition as reasonably requested by Bank and within a reasonable time after written request therefor. Borrower shall reimburse Bank for all costs associated with such audit if the audit reveals a material discrepancy in any financial report, statement or other document provided to Bank pursuant to this Agreement.

          (H) Borrower will keep accurate and complete Records, consistent with sound business practices.

          (I) Within ten (10) days of Bank's request therefor, Borrower will furnish or cause to be furnished to Bank copies of income tax returns filed by any Borrower.

          (J) Borrower will pay when due (or within applicable grace periods) all Indebtedness due Third Persons, unless the failure so to pay such Indebtedness would not give rise to a Material Adverse Change.

          (K) Borrower will notify Bank thirty (30) days in advance of any change in the location of any place of business or the chief executive office of Borrower or of the establishment of any new place of business or new chief executive office, the discontinuance of any existing place of business or chief executive office, or the state of organization of Borrower.

          (L) Borrower will notify Bank immediately if it becomes aware of the occurrence of any Default, or if it becomes aware of any Material Adverse Change or the occurrence of any event that might give rise to a Material Adverse Change.

     7.2  Negative Covenants.
          ------------------

          (A) Borrower will not, without Bank's prior written consent (which consent Bank agrees shall not be unreasonably withheld or delayed), change its name, enter into any merger, consolidation, liquidation, reorganization or recapitalization, or dissolve.

          (B) Except as provided under the EDJ Lease, Borrower will not, without Bank's prior written consent, sell, transfer, lease or otherwise dispose of, or enter into any agreement to sell, lease, transfer, assign or otherwise dispose of, the Collateral and/or the Leased Equipment.

          (C) Borrower will not permit any changes to the EDJ Lease, unless there is first obtained the prior written approval of Bank, such approval not to be unreasonably withheld.

          (D) Borrower will not furnish Bank any certificate or other document that will contain any untrue statement of material fact or that will omit to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.

          (E) Borrower will not directly or indirectly apply any part of the proceeds of the Loan to the purchasing or carrying of any "margin stock" within the meaning of Regulation G, Regulation T, Regulation U, or Regulation X, or any regulations, interpretations or rulings thereunder.

     7.3  Financial Covenants.
          -------------------

          (A)  Borrower will maintain or cause to be maintained:

               (1) A Fixed Charge Coverage of not less than 1.0 to 1.0; provided that if the Fixed Charge Coverage is less than 1.0 to 1.0 at any Quarter-End, an additional calculation shall be made including the amount of Borrower's cash on hand and United States Government securities, valued at the lower of cost or market, in the numerator of the ratio in determining Fixed Charge Coverage for such Quarter and, if such additional calculation results in a ratio of not less than 1.0 to 1.0, Borrower shall not be deemed in violation of this covenant; and

               (2)  Tangible Net Worth of, at minimum, $14,000,000.00.

          (B) Borrower will not declare or pay any dividends, or make any other payment or distribution on account of its Equity Interests in an amount such that such payment or other distribution shall cause the violation of any other covenant or agreement of Borrower set forth herein.

     7.4  Insurance Covenants. Borrower will maintain, or cause to be
          -------------------
maintained, insurance as required under the EDJ Lease. Borrower will, upon request, furnish to Bank a certificate of insurance, duly executed by an authorized agent, and other such evidence of insurance as Bank may require.

     7.5  EDJ Lease Covenants.
          -------------------

          (A) Except as may be agreed to by Bank in writing or otherwise be expressly provided for in this Agreement, including the immediately following paragraph, Borrower shall (a) observe and perform all the obligations imposed upon Borrower under the EDJ Lease; (b) not do, or permit to be done, anything to impair the security of the EDJ Lease; (c) promptly send to Bank copies of each notice of default which Borrower shall send or receive under the EDJ Lease; (d) enforce the performance and observance of the provisions of the EDJ Lease; (e) not collect any amounts under the EDJ Lease unless such amounts are immediately paid to Bank as a prepayment of principal; (f) not grant any rights or Liens with respect to the EDJ Lease and/or the Leased Equipment, or permit, consent, or agree to the same; (g) not alter, modify or change the terms of the EDJ Lease, nor give any consent to exercise any option required or permitted by such terms; (h) not cancel or terminate the EDJ Lease, or accept a surrender of the EDJ Lease; (i) not convey or transfer, and shall not suffer or permit a conveyance or transfer of, the Leased Equipment, or of any interest in the Leased Equipment, except as permitted by the EDJ Lease; and (j) execute and deliver, at the request of Bank, all other further assurances, confirmations and assignments in the EDJ Lease as Bank shall, from time to time, reasonably require in order to evidence or secure the rights of Bank hereunder.

          (B) Notwithstanding the provisions of the immediately preceding paragraph, so long as there shall not exist any Event of Default, then Borrower shall have the right to continue to exercise all its rights and perform its obligations under the EDJ Lease, including the right to collect each payment of monthly Rents as provided in the EDJ Lease and retain such payments for its own use.

     7.6  Borrower's General Covenants and Agreements Pertaining to the
          -------------------------------------------------------------
Collateral. Borrower covenants and agrees that:
----------

          (A) The address of Borrower's principal place of business (or chief executive office if more than one), the office where Borrower keeps and will keep Borrower's Records, including without limitation, those Records concerning the Collateral, are correctly set forth on Schedule
                                                              --------
7.6(A); and Borrower shall immediately advise Bank in writing of any change
------
in any of said addresses. No Borrower shall remove such Records from the place or places set forth on Schedule 7.6(A), nor shall any Borrower keep
                             ---------------
any of such Records or the Collateral at any other locations unless (i) Borrower gives Bank at least 10 days' written notice thereof and of the new location, and (ii) the new location is within the continental United States of America. Borrower shall give Bank at least 10 days' prior written notice of Borrower's opening of any new office or place of business or of its closing of any existing office or place of business, and any such office or place of business shall be within the continental United States of America.

          (B) Bank may correct any and all patent errors in this Agreement or any financing statements or other documents executed in connection herewith.

          (C) Borrower shall furnish to Bank from time to time statements and schedules and such other reports in connection with the Collateral and/or the Leased Equipment as Bank may reasonably request.

          (D) Borrower shall keep and maintain at its own cost and expense satisfactory and complete Records of the Collateral and the Leased Equipment at its principal place of business, including without limitation, a record of all payments received and all other dealings with the Collateral. After the occurrence of and during the continuance of any Event of Default, Borrower shall deliver and turn over to Bank any such Records at any time on demand of Bank.

          (E) Promptly after Borrower's learning thereof, Borrower shall inform Bank in writing of any material delay or default in Borrower's or EDJ's performance of any of their respective obligations under the EDJ Lease, if such delay or default may give rise to any Material Adverse Change.

     7.7  Visitation. Borrower agrees to permit representatives of Bank from
          ----------
time to time to visit and inspect all Records related to the Collateral and/or the Leased Equipment, and to discuss the affairs and finances of Borrower with and be advised as to the same by the officers of Borrower and EDJ, as applicable.

     7.8  Filing Fees and Taxes. Borrower covenants and agrees to pay all
          ---------------------
recording and filing fees, revenue stamps, taxes and other expenses and charges payable in connection with the execution and delivery to Bank of this Agreement and the other Loan Documents, and the recording, filing, satisfaction, continuation and release of any financing statements or other instruments filed or recorded in connection herewith or therewith.

     7.9  Further Assurances. Borrower covenants and agrees that, at
          ------------------
Borrower's cost and expense, upon request of Bank, Borrower shall duly execute and deliver, or cause to be duly executed and delivered, to Bank such further instruments and do and cause to be done such further acts as may be reasonably necessary or proper in the opinion of Bank or its counsel to carry out more effectively the provisions and purposes of this Agreement.

                               ARTICLE VIII.

8.   DEFAULT

     8.1  Events of Default. The occurrence of any one or more of the
          -----------------
following events shall constitute an Event of Default hereunder:

          (A) Borrower shall fail to pay any installment of principal or interest or fee payable hereunder or under the Note within five (5) days of the due date thereof.

          (B) Any Borrower Party shall fail to observe or perform any other obligations to be observed or performed by it hereunder or under any of the Loan Documents, and such failure shall continue for ten (10) days after:

               (1)  Written notice of such failure from Bank; or

               (2) Bank is notified of such failure or should have been so notified pursuant to Section 7.1(K), 7.1(L), 7.6(A), or 7.6(E), whichever is earlier.

          (C) Failure by any Borrower Party to perform any other term, condition or covenant contained in this Agreement or any other Loan Document, which failure is not cured after the giving of any required notice set forth in such document and the expiration of any applicable cure period.

          (D) There shall occur any Event of Default as defined and provided under any other Loan Document.

          (E) The validity or enforceability of this Agreement, the Note, or any of the other Loan Documents shall be contested by any Borrower Party, and/or any Borrower Party shall deny that it has any or further liability or obligation hereunder or thereunder.

          (F) The validity or enforceability of the EDJ Lease shall be contested by EDJ, and/or EDJ shall deny that it has any or further liability or obligation thereunder.

          (G) At Bank's election and upon ten (10) days' prior written notice from Bank to Borrower, the occurrence of any default (after any applicable grace and cure period) under the EDJ Lease (as provided for therein) and/or the termination of the EDJ Lease.

          (H) Assignment or attempted assignment by any Borrower Party of this Agreement, any rights hereunder, or any Advance to be made hereunder, or the conveyance, lease, mortgage, or any other alienation or encumbrance of the Collateral or any interest therein without the prior written consent of Bank, except for transfers permitted hereunder or under any other Loan Document.

          (I) The institution of a foreclosure or other possessory action against the Collateral, the Leased Equipment, or any part thereof.

          (J) Any financial statement, representation, warranty or certificate made or furnished by any Borrower Party to Bank in connection with this Agreement, or as inducement to Bank to enter into this Agreement, or in any separate statement or document to be delivered hereunder to Bank, shall be materially false, incorrect, or incomplete when made.

          (K)  Any Material Adverse Change arising under paragraph (A) or
(B) of the definition thereof.

          (L) Any Borrower Party or EDJ shall admit its inability to pay its debts as they mature, or shall make an assignment for the benefit of itself or any of its creditors.

          (M)  The dissolution of any Borrower Party or EDJ.

          (N) Proceedings in Bankruptcy, or for reorganization of any Borrower Party or EDJ, or for the readjustment of any of their debts, under the Bankruptcy Code, as amended, or any part thereof, or under any other Laws, whether state or federal, for the relief of debtors, now or hereafter existing, shall be commenced by any Borrower Party or EDJ, or shall be commenced against any Borrower Party or EDJ and shall not be discharged within sixty (60) days of commencement.

          (O) A receiver or trustee shall be appointed for any Borrower Party or EDJ, or for any substantial part of their respective assets, or any proceedings shall be instituted for the dissolution or the full or partial liquidation of any Borrower Party or EDJ, and such receiver or trustee shall not be discharged within thirty (30) days of his appointment, or such proceedings shall not be discharged within sixty (60) days of its commencement, or any Borrower Party or EDJ shall discontinue business or materially change the nature of its business.

          (P) A judgment creditor shall obtain possession of any of the Collateral or the Leased Equipment by any means, including, without limitation, levy, distraint, replevin or self-help.

     Provided that with respect to any of the foregoing, such Event of Default will be deemed to have occurred upon the occurrence of such event Without Notice if Bank is prevented from giving notice by Bankruptcy or other applicable Law.

     8.2  No Advances After Default. Upon the occurrence and during the
          -------------------------
continuance of any Default, and notwithstanding any provision contained herein or in any other Loan Document to the contrary, Bank shall have the absolute right to refuse to make, and shall be under no obligation to make, any further Advances.

     8.3  Acceleration. All Obligations shall, at the option of Bank, become
          ------------
immediately due and payable, Without Notice, upon the occurrence of an Event of Default without further action of any kind.

     8.4  General Remedies. Upon the occurrence of any Event of Default,
          ----------------
Bank shall have, in addition to the rights and remedies given it by this Agreement and the other Loan Documents, all those allowed by all applicable Laws, including but without limitation, the Uniform Commercial Code. Without limiting the generality of the foregoing, Bank may immediately, Without Notice (but in accordance with applicable Law), sell at public or private sale or otherwise realize upon, the whole or, from time to time, any part of the Collateral.

     8.5  Bank's Additional Rights and Remedies. Upon the occurrence of any
          -------------------------------------
Event of Default and except as may otherwise be prohibited or expressly provided for to the contrary under applicable Law, in addition to any rights or remedies Bank may otherwise have under this Agreement, any other Loan Documents, or under applicable Laws, Without Notice (but in accordance with applicable Law), Bank shall have the right to take any or all of the following actions at the same or different times:

          (A)  To cancel Bank's obligations arising under this Agreement;

          (B) To institute appropriate proceedings to specifically enforce performance of the terms and conditions of this Agreement;

          (C) To proceed to perform any and all of the duties and obligations and exercise all the rights and remedies of Borrower contained in the EDJ Lease as fully as Borrower could itself;

          (D) To collect the Rents and have, hold, manage, lease and operate the Leased Equipment pursuant to the EDJ Lease as if Bank were the lessor thereunder and an original party thereto. In connection with the foregoing, Borrower hereby authorizes EDJ, upon receipt from Bank of written notice to the effect that an Event of Default exists, to perform all of its obligations under the EDJ Lease as directed by Bank, and to continue to do as so directed until otherwise notified by Bank.

          (E) To send any written notice to Borrower required by Law or this Agreement in the manner set forth in Section 10.1 of this Agreement; and any notice sent by Bank in such manner at least five (5) Business Days (counting the date of sending) prior to the date of a proposed disposition of the Collateral shall be deemed to be reasonable notice (provided, however, that nothing contained herein shall be deemed to require 10 days' notice if, under the applicable circumstances, a shorter period of time would be allowed under applicable Law); and

          (F) To exercise, in addition to all other rights which it has under this Agreement or other applicable Law, all of the rights and remedies of a secured party upon default under the Uniform Commercial Code or other applicable Law.

     8.6  Right of Set-Off. Upon the occurrence of and during the
          ----------------
continuance of any Event of Default, Bank may, and is hereby authorized by Borrower, at any time and from time to time, to the fullest extent permitted by applicable Laws, and Without Notice to Borrower, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and any other Indebtedness at any time owing by Bank to, or for the credit or the account of, Borrower against any or all of the Obligations of Borrower now or hereafter existing whether or not such Obligations have matured and irrespective of whether Bank has exercised any other rights that it has or may have with respect to such Obligations, including without limitation any acceleration rights. The aforesaid right of set-off may be exercised by Bank against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of the creditors, receiver, or execution, judgment or attachment creditor of Borrower, or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by Bank prior to the making, filing or issuance, or service upon Bank of, or of notice of, any such petition; assignment for the benefit of creditors; appointment or application for the appointment of a receiver; or issuance of execution, subpoena, order or warrant. Bank agrees to promptly notify Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Bank under this Section are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which Bank may have.

     8.7  No Limitation on Rights and Remedies. The enumeration of the
          ------------------------------------
powers, rights and remedies in this Article shall not be construed to limit the exercise thereof to such time as an Event of Default occurs if, under applicable Law or any other provision of this Agreement or any other Loan Document, Bank has any of such powers, rights and remedies regardless of whether an Event of Default has occurred, and any limitation contained herein or in any of the other Loan Documents as to Bank's exercise of any power, right or remedy for a period of time only during the continuance of an Event of Default shall only be applicable at such time as Bank shall have actual knowledge that such Event of Default is no longer continuing and for a reasonable time thereafter as may be necessary for Bank to cease the exercise of such powers, rights and remedies (it being expressly understood and agreed that until such time as Bank shall obtain such knowledge and after the expiration of such reasonable time, Bank shall have no liability whatsoever for the commencement of or continuing exercise of any such power, right or remedy).

     8.8  Application of Proceeds. Except as otherwise expressly required to
          -----------------------
the contrary by applicable Law or any other Loan Document, the net cash proceeds resulting from the exercise of any of the rights and remedies of Bank under this Agreement, after deducting all charges, expenses, costs and attorneys' fees relating thereto, shall be applied by Bank to the payment of the Obligations, whether due or to become due, in such order and in such proportions as Bank may elect; and Borrower shall remain liable to Bank for any deficiency.

     8.9  Attorney-in-Fact. Borrower hereby appoints Bank (and Bank's
          ----------------
agents) as Borrower's attorney-in-fact for the purpose of and with the right and power to do all acts and things necessary, in Bank's reasonable discretion, to fulfill Borrower's obligations under this Agreement and the EDJ Lease, and to otherwise carry out the purposes of this Agreement and the EDJ Lease; provided, however, that Bank agrees not to exercise such rights and powers until the occurrence of an Event of Default.

                                ARTICLE IX.

9.   MISCELLANEOUS

     9.1  Termination of Bank's Lien. This Agreement and any Lien granted to
          --------------------------
Bank under this Agreement or any other Loan Document in the Collateral will not be terminated until one of Bank's officers signs a written termination or satisfaction agreement to such effect. Even if all of the Obligations owing to Bank at any time should be paid, Bank's Lien will continue to secure any amount Borrower should later owe Bank pursuant to this Agreement or the other Loan Documents until the written termination or satisfaction agreement referred to above has been executed by Bank. Except as otherwise expressly provided for in this Agreement, no termination of this Agreement shall in any way affect or impair the representations, warranties, agreements, covenants, obligations, duties and Obligations of any Borrower Party or the powers, rights, and remedies of Bank under this Agreement with respect to any transaction or event occurring prior to such termination, all of which shall survive such termination. Except as may otherwise expressly be provided herein to the contrary, in no event shall Bank be obligated to terminate any Lien granted to Bank under this Agreement or any other Loan Document or return or release the Collateral or any portion thereof to Borrower (a) until indefeasible payment in full of the Obligations, or (b) if Bank is obligated to extend credit to Borrower under this Agreement.

     9.2  Construction. The provisions of this Agreement shall be in
          ------------
addition to those of any other Loan Document and any guaranty, pledge or security agreement, mortgage, deed of trust, security deed, note or other evidence of liability given by Borrower to Bank to or for the benefit of, all of which shall be construed as complementary to each other, and all existing liabilities and obligations of Borrower to Bank and any Liens heretofore granted to or for the benefit of Bank shall, except and only to the extent expressly provided herein to the contrary, remain in full force and effect, and shall not be released, impaired, diminished, or in any other way modified or amended as a result of the execution and delivery of this Agreement or any other Loan Document or by the agreements and undertaking of Borrower contained herein and therein. Nothing herein contained shall prevent Bank from enforcing any or all other notes, guaranties, pledges or security agreements, mortgages, deeds of trust, or security deeds in accordance with their respective terms. In the event of a conflict between any of the provisions of this Agreement, the Note, any one or more of the Security Documents or any other Loan Document, the provisions most favorable to Bank shall control.

     9.3  Further Assurance. From time to time, Borrower will execute and
          -----------------
deliver to Bank such additional documents and will provide such additional information as Bank may reasonably require to carry out the terms of this Agreement and be informed of the status and affairs of Borrower.

     9.4  Indemnity.
          ---------

          (A) Borrower hereby agrees to indemnify Bank and its officers, directors, agents, and attorneys against, and to hold Bank and all such other Persons harmless from all Indemnified Losses resulting from any representation or warranty made by any Borrower Party or on Borrower's behalf pursuant to this Agreement having been false when made, or resulting from Borrower's breach of any of the covenants set forth in this Agreement, which indemnification is in addition to, and not in derogation of, any statutory, equitable, or common law right or remedy Bank may have for breach of representation, warranty, statement or covenant or otherwise may have under any of the Loan Documents. This agreement of indemnity shall be a continuing agreement and shall survive payment of the Loan and termination of this Agreement.

          (B)  With respect to any claim for indemnification under paragraph
(A) or any matter with respect to which a claim may arise, if such claim or matter involves a claim of any Person other than Borrower and Bank (a "Third Party Claim"), then Borrower shall have the right, at its sole cost and expense, and through counsel of its choice (which counsel shall be reasonably satisfactory to Bank), to litigate, defend, settle or otherwise attempt to resolve such Third Party Claim; provided, however, that if in Bank's reasonable judgment a conflict of interest may exist between Bank and Borrower with respect to such Third Party Claim, then Bank shall be entitled to select counsel of its own choosing, reasonably satisfactory to Borrower, in which event Borrower shall be obligated to pay the fees and expenses of such counsel. If Borrower fails or refuses to provide a defense to any Third Party Claim, then Bank shall have the right to undertake the defense, compromise or settlement of such Third Party Claim, through counsel of its choice, on behalf of and for the account and at the risk of Borrower, and Borrower shall be obligated to pay the costs, expenses and attorney's fees incurred by Bank in connection with such Third Party Claim. In any event, Borrower and Bank shall fully cooperate with each other and their respective counsel in connection with any such litigation, defense, settlement or other attempted resolution.

     9.5  Bank's Consent. Except where otherwise expressly provided in the
          --------------
Loan Documents, in any instance where the approval, consent, or the exercise of Bank's judgment or discretion is required or permitted, the granting or denial of such approval or consent and the exercise of such judgment or discretion shall be (a) within the sole discretion of Bank; and (b) deemed to have been given only by a specific writing intended for the purpose given and executed by Bank.

     9.6  Enforcement and Waiver by Bank. Bank shall have the right at all
          ------------------------------
times to enforce the provisions of this Agreement and each of other Loan Documents in strict accordance with the terms hereof and thereof, notwithstanding any conduct or custom on the part of Bank in refraining from so doing at any time or times. The failure of Bank at any time or times to enforce its rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or as having in any way or manner modified or waived the same. All rights and remedies of Bank are cumulative and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

     9.7  No Representation, Assumption, or Duty. Nothing, including any
          --------------------------------------
Advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any Person by Bank. Any inspection or audit of the Collateral or the Records of Borrower, or the procuring of documents and financial and other information, by or on behalf of

Bank shall be for Bank's protection only, and shall not constitute any assumption of responsibility by Bank with respect thereto or relieve Borrower of any of Borrower's obligations.

     9.8  Expenses of Bank. Borrower will, on demand, reimburse Bank for all
          ----------------
expenses incurred by Bank in connection with the preparation, administration, amendment, modification or enforcement of this Agreement and the other Loan Documents and/or in the collection of any amounts owing from Borrower or any other Person to Bank under this Agreement or any other Loan Document and, until so paid, the amount of such expenses shall be added to and become part of the amount of the Obligations.

     9.9  Attorneys' Fees. If at any time or times hereafter Bank employs
          ---------------
counsel to advise or provide other representation with respect to this Agreement, any Loan Document, or any other agreement, document or instrument heretofore, now or hereafter executed by Borrower and delivered to Bank with respect to the Obligations, or to commence, defend or intervene, file a petition, complaint, answer, motion or other pleadings or to take any other action in or with respect to any suit or proceeding relating to this Agreement, any Loan Document, or any other agreement, instrument or document heretofore, now or hereafter executed by Borrower and delivered to Bank with respect to the Obligations, or to represent Bank in any litigation with respect to the affairs of Borrower, or to enforce any rights of Bank or obligations of Borrower or any other Person which may be obligated to Bank by virtue of this Agreement, any Loan Document, or any other agreement, document or instrument heretofore, now or hereafter delivered to Bank by or for the benefit of Borrower with respect to the Obligations, or to collect from Borrower any amounts owing hereunder, then in any such event, all of the reasonable attorneys' fees incurred by Bank arising from such services and any expenses, costs and charges relating thereto shall constitute additional obligations of Borrower payable on demand and, until so paid, shall be added to and become part of the Obligations.

     9.10 Exclusiveness. This Agreement and the other Loan Documents are
          -------------
made for the sole protection of the Borrower Parties, Bank, and Bank's successors and assigns, and no other Person shall have any right of action hereunder.

     9.11 Waiver and Release by Borrower. To the extent not prohibited by
          ------------------------------
applicable Law, unless and only to the extent as may be expressly provided for herein or in any other Loan Document to the contrary, Borrower (A) waives protest of all commercial paper at any time held by Bank on which Borrower is any way liable; (B) waives notice of acceleration and of intention to accelerate; (C) waives notice and opportunity to be heard, after acceleration, before exercise by Bank of the remedies of self-help, set-off, or of other summary procedures permitted by any applicable Laws or by any agreement with Borrower, and except where required hereby or by any applicable Laws which requirement cannot be waived, notice of any other action taken by Bank; and (D) releases Bank and its officers, attorneys, agents and employees from all claims for loss or damage caused by any act or omission on the part of any of them except willful misconduct.

     9.12 Limitation on Waiver of Notice, Etc. Notwithstanding any provision
          ------------------------------------
of this Agreement to the contrary, to the extent that any applicable Law expressly limits any waiver of any right contained herein or in any other Loan Document (including any waiver of any notice or other demand), such waiver shall be ineffective to such extent.

     9.13 Additional Costs. In the event that any applicable Law now or
          ----------------
hereafter in effect and whether or not presently applicable to Bank, or any interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by Bank with any guideline, request or directive of any such Governmental Authority (whether or not having the force of law), shall (i) affect the basis of taxation of payments to Bank of any amounts payable by Borrower under this Agreement (other than taxes imposed on the overall net income of Bank by the Jurisdiction in which Bank has its principal office), or (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Bank, or (iii) impose any other condition with respect to this Agreement, the Note or the Loan, or (iv) affect the amount of capital required or expected to be maintained by Bank, and the result of any of the foregoing is to increase the cost to Bank of making, funding or maintaining the Loan or to reduce the amount of any amount receivable by Bank thereon, then Borrower shall pay to Bank from time to time, upon request by Bank, additional amounts sufficient to compensate Bank for such increased cost or reduced amount receivable to the extent Bank is not compensated therefor in the computation of the interest rate applicable to the Loan. A statement as to the amount of such increased cost or reduced amount receivable, prepared in good faith and in reasonable detail by Bank and submitted by Bank to Borrower, shall be conclusive and binding for all purposes absent manifest error in computation.

     9.14 Illegality and Impossibility. In the event that any applicable Law
          ----------------------------
now or hereafter in effect and whether or not presently applicable to Bank, or any interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by Bank with any guideline, request or directive of such Governmental Authority (whether or not having the force of law), including without limitation exchange controls, shall make it unlawful or impossible for Bank to maintain the Loan under this Agreement, Borrower shall upon receipt of notice thereof from Bank repay in full the then outstanding principal amount of the Loan, together with all accrued interest thereon to the date of payment and all amounts owing to Bank, (a) on the last day of the then current interest period applicable to the Loan if Bank may lawfully continue to maintain the Loan to such day, or (b) immediately if Bank may not continue to maintain the Loan to such day.

     9.15 Participation. Notwithstanding any other provision of this
          -------------
Agreement, Borrower understands and agrees that Bank may enter into participation or other agreements with Participants whereby Bank will allocate certain percentages of its commitment to them and/or assign all or a portion of its rights and obligations under this Agreement. Borrower acknowledges and agrees that, for the convenience of all parties, this Agreement is being entered into with Bank only and that its obligations under this Agreement are undertaken for the benefit of, and as an inducement to each such Participant as well as Bank, and Borrower hereby agrees that, at Bank's election and if consistent with the terms of any such participation or other agreement, upon notice from Bank to Borrower, each such Participant shall have the same rights and/or obligations as if it were an original party to this Agreement, subject only to any contrary provision in such participation or other agreement, and Borrower hereby grants to each such Participant, the right to set off deposit accounts maintained by Borrower with such Participant. Borrower authorizes Bank to disclose financial and other information regarding Borrower to Participants and potential Participants. Notwithstanding the preceding, Bank agrees (i) not to enter into any participation or other agreements with Participants unless Bank gives at least thirty (30) days prior written notice to Borrower of the same, and

Borrower reserves the right, by written notice to Bank within such 30-day period, to disapprove any such participation if such participation is with any financial institution then extending credit to Borrower, and (ii) unless Borrower agrees to the contrary, Borrower will only be required to continue to deal with Bank and not any Participant.

     9.16 Binding Effect, Assignment. This Agreement shall inure to the
          --------------------------
benefit of, and shall be binding upon, the respective successors and permitted assigns of the parties hereto. Borrower has no right to assign any of its rights or obligations hereunder without the prior written consent of Bank.

     9.17 Entire Agreement, Amendments. This Agreement, including the
          ----------------------------
Exhibits hereto, all of which are hereby incorporated herein by reference, and the documents executed and delivered pursuant hereto, constitute the entire agreement between the parties, and may be amended only by a writing signed on behalf of each party.

     9.18 Severability. If any provision of this Agreement, the Note, or any
          ------------
of the other Loan Documents shall be held invalid under any applicable Laws, such invalidity shall not affect any other provision of this Agreement or such other instrument or agreement that can be given effect without the invalid provision, and, to this end, the provisions hereof are severable.

     9.19 Headings. The section and paragraph headings hereof are inserted
          --------
for convenience of reference only, and shall not alter, define, or be used in construing the text of such sections and paragraphs.

     9.20 Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

     9.21 Seal. This Agreement is intended to take effect as an instrument
          ----
under seal.

                                 ARTICLE X.

10.  SUBMISSION TO JURISDICTION, GOVERNING LAW AND NOTICES

     10.1 Notices. Any notices or consents required or permitted by this
          -------
Agreement shall be in writing and shall be deemed delivered if delivered in person or if sent by certified mail, postage prepaid, return receipt requested, or telegraph, or facsimile, as follows, unless such address is changed by written notice hereunder:

          (A)  If to Borrower:
               --------------

               EDJ Leasing Co., L.P.
               201 Progress Parkway
               St. Louis, Missouri 63043-3042
               Attention: Mr. Ken Schutte
               Facsimile #(314) 515-4969
               with a copy to:
               --------------

               M. Spencer Garland, Esq.
               Greensfelder, Hemker & Gale, P.C.
               2000 Equitable Building, 10 South Broadway
               St. Louis, Missouri 63102
               Facsimile #(314) 421-0831

          (B)  If to Guarantor:
               ---------------

               The Jones Financial Companies, L.L.L.P.
               201 Progress Parkway
               St. Louis, Missouri 63043-3042
               Attention: Mr. Ken Schutte
               Facsimile #(314) 515-4969

               with a copy to:
               --------------

               M. Spencer Garland, Esq.
               Greensfelder, Hemker & Gale, P.C.
               2000 Equitable Building, 10 South Broadway
               St. Louis, Missouri 63102
               Facsimile #(314) 421-0831

          (C)  If to Bank:
               ----------

               SouthTrust Bank
               230 Fourth Avenue North
               Nashville, Tennessee 37219
               Attention: Regional Corporate Banking Department
               Facsimile #(615) 880-4004

               with a copy to:
               --------------

               Ray D. Gibbons, Esq.
               Gordon, Silberman, Wiggins & Childs, P.C.
               1400 South Trust Tower
               Birmingham, Alabama 35203
               Facsimile #(205) 254-1500

     10.2 Governing Law. This Agreement is entered into and performable in
          -------------
Jefferson County, Alabama, and the substantive Laws, without giving effect to principles of conflict of laws, of the United States and the State of Alabama shall govern the construction of this Agreement and the documents executed and delivered pursuant hereto, and the rights and remedies of the parties hereto and thereto, except to the extent that the location of any Collateral in a state or Jurisdiction other than Alabama requires that the perfection of Bank's Lien hereunder, and the enforcement of certain of

Bank's remedies with respect to the Collateral, be governed by the Laws of such other state or Jurisdiction.

     10.3 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL, ETC.
          -----------------------------------------------------

          (A) TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

               (1) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF ALABAMA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ALABAMA, AND APPELLATE COURTS FROM ANY THEREOF;

               (2) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

               (3) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS SET FORTH IN THIS AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH BANK SHALL HAVE BEEN NOTIFIED PURSUANT THERETO; AND

               (4) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

          (B) TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, BORROWER AND BANK HEREBY:

               (1) IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM OF ANY TYPE AS TO ANY MATTER ARISING DIRECTLY OR INDIRECTLY OUT OF OR WITH RESPECT TO THIS AGREEMENT, THE NOTE, ANY OF THE OTHER LOAN DOCUMENTS OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH; AND

               (2) AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING,

          VOLUNTARY AND BARGAINED FOR AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY OF ANY KIND WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.


           [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the day and year first above written.

                                  BORROWER:

                                  EDJ LEASING CO., L.P.,
                                  a Missouri limited partnership

                                  By:  LHC, INC., a Missouri corporation,
                                       its General Partner


                                        By: /s/ Steven Novik
                                           ---------------------------------
                                        Its: Treasurer
                                            --------------------------------


                                   BANK:

                                   SOUTHTRUST BANK



                                   By: /s/ Marcy A. Harris
                                      --------------------------------------
                                   Its: Vice President
                                       -------------------------------------


STATE OF Missouri   )
        -----------
COUNTY OF St. Louis )
         ----------

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Steven Novik, whose name as Treasurer of LHC,
                           ------------                ---------
Inc., a Missouri corporation, in its capacity as General Partner of EDJ Leasing Co., L.P., a Missouri limited partnership, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation, in its capacity as general partner as aforesaid.

     Given under my hand and official seal, this the 27th day of August,
                                                     ----
2001.


                                        /s/ Valerie E. Evans (SEAL)
                                       ----------------------
                         Notary Public
                         My Commission Expires: March 3, 2004
                                               --------------------

                           -----------------------------------
                                     VALERIE E. EVANS
                                Notary Public - Notary Seal
                                   STATE OF MISSOURI
                                   ST. LOUIS COUNTY
                            MY COMMISSION EXP. MAR. 3, 2004
                           -----------------------------------

STATE OF TENNESSEE
        ----------- )
COUNTY OF DAVIDSON  )
         ----------

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Marcy Harris, whose name as Vice President of
                           ------------                --------------
SouthTrust Bank, an Alabama banking corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said banking corporation.

     Given under my hand and official seal, this the 29th day of August, 2001.
                                                     ----


                                   /s/ Phyllis Michael  (SEAL)
                                  ----------------------
                                  Notary Public
                                  My Commission Expires: 5/29/05
                                                        -------------------

                                SCHEDULE 6.4

              LIST OF NAMES USED BY BORROWER IN LAST SIX YEARS



EDJ Leasing Co., L.P.

                                SCHEDULE 7.6

         BORROWER'S PRINCIPAL PLACE OF BUSINESS/LOCATION OF RECORDS



EDJ Leasing Co., L.P.
201 Progress Parkway
St. Louis, Missouri 63043